Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the periods ended June 30, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By	/s/ Roger H.D. Lacey
Roger H.D. Lacey
Date: August 7, 2015		Chief Executive Officer

	By	/s/ Edwin C. Freeman
Edwin C. Freeman
Date: August 7, 2015		Chief Financial Officer

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